UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K
__________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 11, 2015

Satya Worldwide, Inc.
(Exact name of Registrant as Specified in its Charter)

Florida	0-55255	46-0636099
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

429 N. Dixie Hwy., Suite 201
Pompano Beach Florida  33060
(Address of Principal Executive Offices including Zip Code)

(302) 404-0390
(Registrant’s Telephone Number, including Area Code)

_____________________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Andrea Kowalski, the President and Chief Executive Officer and a director of Satya Worldwide, Inc. (the “Company”), was also appointed as the Secretary and Treasurer of the Company on November 11, 2015.  Alessandrina Cornet resigned as the Secretary and Treasurer of the Company on the same date.  Alessandrina Cornet has stated in her letter of resignation that her resignation does not in any way imply or infer any dispute or disagreement with the Company or its management relating to the Company’s operations, policies or practices.

Item 9.01        Exhibits

The following Exhibits are filed herein:

Exhibits	Description

99.1	Letter of Resignation - Alessandrina Cornet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 11, 2015
SATYA WORLDWIDE, INC.
(Registrant)

By:  /s/   Andrea Kowalski
       Andrea Kowalski, President and Chief Executive Officer

Satya Worldwide, Inc.

Index to Exhibits

Exhibits	Description

99.1	Letter of Resignation - Alessandrina Cornet